UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
SOLAR POWER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Solar Power, Inc.
1115 Orlando Avenue
Roseville, CA 95661-5247
Phone: (916) 745-0900
To the Shareholders of Solar Power, Inc.:
     You are cordially invited to attend an Annual Meeting of Shareholders of Solar Power, Inc. (the “Company”) to be held at 10:00 a.m. (PDT), on Thursday, May 8, 2008, at Solar Power, Inc. Corporate Headquarters, 1115 Orlando Avenue, Roseville, California 95661-5247.
     At the meeting, you will be asked (i) to elect five (5) directors of the Company, (ii) to ratify the appointment of Macias, Gini & O’Connell LLP as the Company’s independent registered accounting firm for the 2008 fiscal year; and (iii) to consider any other matters that properly come before the meeting. These matters are disclosed in detail in the attached proxy statement. Your Board of Directors believes these proposals are in the best interest of the Company and its shareholders and recommends that you vote for them.
     The accompanying Notice of the Annual Meeting of Shareholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.
     We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible. Your proxy may be revoked at any time prior to the time it is voted.

/s/ Stephen C. Kircher
Stephen C. Kircher
Chairman of the Board

April 14, 2008
Roseville, California

INFORMATION CONCERNING THE SOLICITATION
RECORD DATE AND VOTING RIGHTS
PROPOSAL 1 — ELECTION OF DIRECTORS
PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS
OTHER BUSINESS

Solar Power, Inc.
1115 Orlando Avenue
Roseville, CA 95661-5247
Phone: (916) 745-0900
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 8, 2008

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Solar Power, Inc. (the “Company”), a California corporation, will be held at 10:00 a.m. (PDT), on Thursday, May 8, 2008, at Solar Power, Inc. Corporate Headquarters, Roseville, California 95661-5247, for the following purposes:
1.	To elect five (5) directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

2.	To ratify the appointment of Macias, Gini & O’Connell LLP as the Company’s independent registered accounting firm for the 2008 fiscal year; and

3.	To transact such other business as may properly come before the meeting.
     The Board of Directors of the Company has fixed the close of business on April 7, 2008, as the record date for determining those shareholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Shareholders are invited to attend the meeting in person.
     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to the time it is voted.

By Order of the Board of Directors
/s/ Alan M. Lefko
Alan M. Lefko
Corporate Secretary

April 14, 2008
Roseville, California
YOUR VOTE IS IMPORTANT
YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY’S CORPORATE SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

Solar Power, Inc.
1115 Orlando Avenue
Roseville, CA 95661
Phone: (916) 745-0900
PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION
     We are furnishing this proxy statement to you in connection with an Annual Meeting of Shareholders of Solar Power, Inc. (the “Company”) to be held on May 8, 2008, at 10:00 a.m. (PDT) at Solar Power, Inc. Corporate Headquarters, Roseville, California 95661-5247, and at any postponement or adjournment thereof (the “Meeting”).
     Only shareholders of record on April 7, 2008 are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms “we,” “us” and “our” also refer to the Company.
     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted “FOR” the nominees for the Board of Directors, “FOR” the ratification of the appointment of Macias, Gini & O’Connell LLP as our independent registered accounting firm for the 2008 fiscal year, and at the proxy holder’s discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Corporate Secretary, Solar Power, Inc., 1115 Orlando Avenue, Roseville, California, 95661, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.
     This proxy is solicited on behalf of our Board of Directors. We will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company’s stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.
     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, including financial statements, is included in this mailing. Such reports and financial statements are not a part of this proxy statement except as specifically incorporated herein.
     This Proxy Statement and form of proxy were first mailed on or about April 14, 2008, to shareholders of record as of April 7, 2008.
RECORD DATE AND VOTING RIGHTS
     We are currently authorized to issue up to 100,000,000 shares of Common Stock, $0.0001 par value and 20,000,000 shares of Preferred Stock, $0.0001 par value. As of April 7, 2008, 37,636,630 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval. The record date for determination of shareholders entitled to notice of and to vote at the Meeting is April 7, 2008.
     A majority of the outstanding shares of Common Stock of the Company, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.
     Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company’s designated proxy holders (the “Proxy Holders”) have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under “Election of Directors” as possible. The five nominees receiving the highest number of votes will be elected to the Board. With respect to any other matter that properly comes before the meeting, the Proxy Holders will vote in accordance with their own discretion.
     Under California law, abstentions and broker non-votes are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors, provided such votes equal a majority of quorum. A majority of quorum is required to approve all other proposals. Abstentions and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.
PROPOSAL 1 — ELECTION OF DIRECTORS
General Information
     Our Bylaws presently provide that the authorized number of directors may be determined by a resolution of a majority of the total number of directors of the Board from time to time. On December 29, 2006, our Board set the number of directors at five (5).
     At the Meeting, shareholders will be asked to elect the nominees for director listed below.
Nominees for Director
     The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Shareholders or until the earlier of death, resignation or removal, or until their successors are elected and qualified.
     The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Nominee	Age
Steve C. Kircher	54
Larry Kelley	62
D. Paul Regan	61
Timothy Nyman	56
Ronald Cohan	66
Biographies
Steve C. Kircher
     Mr. Kircher has served as the Chairman of our Board of Directors since September 2006. Mr. Kircher has served as our Chief Executive Officer and President since December 29, 2006. Mr. Kircher served as the Chief Executive Officer and Chairman of the Board of Directors since May 2006. Prior to that, Mr. Kircher served as a consultant to International DisplayWorks, Inc. from December 2004 through April 2006. Mr. Kircher also served as the Chairman and Chief Executive Officer of International DisplayWorks, Inc. from July 2001 until December 2004. Mr. Kircher has a Bachelor of Arts degree from the University of California, San Diego. He is currently serving as a director for JM Dutton & Associates.
Larry D. Kelley
     Mr. Kelley has served as our director since August 2006. Mr. Kelley has been and is President and partner of McClellan Business Park, LLC since 1999, where he acts as Chief Operating Officer and Managing Member.. Mr. Kelley has been and is the President and Chief Executive Officer of Stanford Ranch I, LLC, a 3,500-acre master planned community in Rocklin, California. Mr. Kelley has served as the President and CEO of Stanford Ranch, LLC since 1996, and in this capacity oversees the daily operations. Mr. Kelley has been involved in real estate for twenty-nine years. Previously he spent ten years (from 1978 to 1988) with US Home Corporation, one of the nation’s largest homebuilders. He served in various positions including Vice President Operations of US Home Corporation and President of Community Development, a division of US Home Corporation, where he was responsible for the acquisition, development and marketing of numerous master-planned communities in ten states. Mr. Kelley received a Bachelors of Science in Industrial Engineering from Texas A&M. In addition, he received a Masters of Business Administration from Harvard Business School.
D. Paul Regan
     D. Paul Regan has served as our director since December 29, 2006. Mr. Regan currently serves as President and Chairman of Hemming Morse, Inc., CPAs, Litigation and Forensic Consultants. This 95 person CPA firm is headquartered in San Francisco. He has been with Hemming Morse since 1975. Mr. Regan’s focus at Hemming Morse is to provide forensic consulting services primarily in civil litigation. He has testified as an accounting expert for the U.S. Securities & Exchange Commission, various State Attorney Generals, other government agencies and various public companies. He has served on the Board of Directors of the California Society of Certified Public Accountants and was the Chair of this 29,000-member organization in 2004 and 2005. He is a current member of the American Institute of Certified Public Accountant’s governing Council. Mr. Regan has been a Certified Public Accountant since 1970. He holds both a BS and MS degrees in accounting.

Timothy B. Nyman
     Mr. Nyman has served as our director since December 29, 2006. Mr. Nyman has served as a consultant to GTECH Corporation since August 2006. Previously, Mr. Nyman was the Senior Vice President of Global Services at GTECH Corporation, the world’s leading operator of online lottery transaction processing systems. Mr. Nyman joined GTECH Corporation in 1981 and formerly served as its Vice President of Client Services. In 1979, Mr. Nyman went to work with the predecessor company of GTECH Corporation, which was the gaming division of Datatrol, Inc. In his twenty-seven years with GTECH and its predecessors, Mr. Nyman has held various positions in operations and marketing. He has directed a full range of corporate marketing activities and participated in the planning and installation of new online lottery systems domestically and internationally. Mr. Nyman received a Bachelor of Science degree in Marketing, Accounting and Finance from Michigan State University.
Ronald A. Cohan
     Mr. Cohan has served as our director since December 29, 2006. Mr. Cohan has served as consulting counsel to GTECH Corporation since 2002. From 1995, Mr. Cohan has served as a consultant to High Integrity Systems, Inc., a subsidiary of Equifax Inc. Prior to that, Mr. Cohan joined the San Francisco law firm of Pettit & Martin as an Associate in 1968 and was admitted as a Partner in 1972. He opened the Los Angeles office of Pettit & Martin in October of 1972 and was partner in charge until March of 1983. Mr. Cohan left Pettit & Martin in February of 1992 and became principal of his own law firm. Mr. Cohan has specialized in government procurement matters for various institutional clients such as Honeywell, 3M, Mitsui, Centex, Equifax and GTECH. Mr. Cohan received a Bachelor of Arts degree from Occidental College in 1963 and a Juris Doctor degree in 1966 from the School of Law (Boalt Hall), University of California, Berkeley.
RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.
PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
     The Board of Directors has appointed Macias, Gini & O’Connell LLP (“Macias”) as our independent registered public accounting firm for our fiscal year 2007. Macias will also serve as our independent registered public accounting firm for the fiscal year ending December 31, 2008. The Board of Directors is submitting the appointment of Macias as our independent registered public accounting firm for stockholder ratification at the annual meeting.
     On December 29, 2006, we dismissed Hansen Barnett & Maxwell (“Hansen”) as our independent accountant following Hansen’s review for the quarter ended September 30, 2006. Hansen’s report on our balance sheet as of December 31, 2005, and the related statements of operations, shareholders’ equity (deficit) and cash flows for the years ended December 31, 2005 and 2004 and for the period from July 16, 2002 (date of inception) through December 31, 2005, did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.
     Upon recommendation of the Board of Directors, we have approved the decision to change independent accountants. During the period from July 16, 2002 (inception) through fiscal year ended December 31, 2005, through the subsequent interim periods ended March 31, 2006, June 30, 2006 and

September 30, 2006, and further through the date of Hansen’s dismissal, there have been no disagreements with Hansen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Hansen, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report. During the period from July 16, 2002 (inception) through fiscal year ended December 31, 2005, through the subsequent interim periods ended March 31, 2006, June 30, 2006 and September 30, 2006, and further through the date of Hansen’s dismissal, Hansen did not advise us on any matter set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.
     Macias was previously engaged by Dale Renewables Consulting, Inc. (“DRCI”) to audit DRCI’s financial statements for the period ended December 31, 2005, in connection with an Agreement and Plan of Merger entered into between SPI and DRCI (the “DRCI Merger”). The DRCI Merger was consummated on November 15, 2006. At our request Macias performed certain limited interim review procedures on the operations of DRCI for the nine months ended September 30, 2006 in conjunction with their review of our interim financial information for the period then ended.
     We requested that Hansen furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of this letter was filed as exhibit to our Form 8-K filed January 8, 2007.
     A representative of Macias is expected to be present at the annual meeting. The Macias representative will have an opportunity to make a statement if he or she wishes to do so and will be available to respond to appropriate questions from shareholders.
     Our Bylaws do not require that the shareholders ratify the appointment of Macias as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the shareholders do not ratify the appointment, the Board will reconsider whether to retain Macias, but may retain Macias in any event. Even if the appointment is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and our shareholders.
RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MACIAS, GINI & O’CONNELL AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2008 FISCAL YEAR.
DIRECTORS, EXECUTIVE OFFICERS,
PROMOTERS AND CONTROL PERSONS
Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth as of March 31, 2008, certain information relating to the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of the class of equity security, (ii) each of our Directors, (iii) each of our executive officers, (iv) certain executive officers of our subsidiary, and (v) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned.

	Shares Beneficially		Percentage Beneficially
Name and Address of Beneficial Owner (1)	Owned		Owned

Stephen C. Kircher; Chief Executive Officer and Director 1115 Orlando Avenue Roseville, CA 95661	8,215,000	(2)	20.14%
Jeffrey G. Winzeler, Chief Financial Officer 1115 Orlando Avenue Roseville, CA 95661	125,000	(3)	*
Larry D. Kelley, Director 1115 Orlando Avenue Roseville, CA 95661	533,833	(4)	1.31%
D. Paul Regan, Director 1115 Orlando Avenue Roseville, CA 95661	134,920	(13)	*
Timothy B. Nyman, Director 8 Surf Drive Bristol, RI 02809	483,833	(15)	1.19%
Ron Cohan, Director 1115 Orlando Avenue Roseville, CA 95661	135,681	(5)	*
Bradley J. Ferrell (6) 1115 Orlando Avenue Roseville, CA, 95661	1,550,000	(7)	3.80%
Alan M. Lefko (8) 1115 Orlando Avenue Roseville, CA 95661	40,000	(9)	*
Todd Lindstrom (10) 1115 Orlando Avenue Roseville, CA 95661	155,000	(11)	*
Eric L. Hafter 1115 Orlando Avenue Roseville, CA 95661	10,000		*
All Executive Officers and Directors as a Group	11,383,267		27.91%
Gerald R. Moore 1115 Orlando Avenue Roseville, CA 95661	3,118,695		7.65%
Reid S. Walker, G. Stacy Smith and Patrick P. Walker(15) c/o Walker Smith Capital 300 Crescent Court, Suite 1111 Dallas, TX 75201	2,623,050		6.43%

*	Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)	Includes 2,065,000 shares issued in the names of trusts established for the benefit of Mr. Kircher’s two sons and 100,000 shares issued to the Kircher Family Foundation, Inc., to each of which Mr. Kircher is the trustee. Also includes 50,000 shares underlying options, to the extent exercisable within 60 days.

(3)	Includes 100,000 shares underlying options, to the extent exercisable within 60 days.

(4)	Includes 500,000 shares issued in the name of trust, to which Mr. Kelley is the trustee. Also includes 6,225 fully vested shares underlying options exercisable at $1.00 per share and 25,000 shares of common stock granted as restricted stock awards, of which 12,500 have vested and 12,500 are subject to vesting and forfeiture conditions.

(5)	Includes 100,000 shares issued in the name of trust, to which Mr. Cohan is a trustee. Also includes 6,225 fully vested shares underlying options exercisable at $1.00 per share and 25,000 shares of common stock granted as restricted stock awards, of which 12,500 have vested and 12,500 are subject to vesting and forfeiture conditions.

(6)	Mr. Ferrell is our Chief Operating Officer.

(7)	Includes 50,000 shares underlying options, to the extent exercisable within 60 days.

(8)	Mr. Lefko is our Vice President of Finance.

(9)	Includes 15,000 shares issued in the name of trust, to which Mr. Lefko is a trustee. Also Includes 25,000 shares underlying options, to the extent exercisable within 60 days.

(10)	Mr. Lindstrom is the President of our wholly owned subsidiary, Yes! Solar, Inc.

(11)	Includes 100,000 shares underlying options, to the extent exercisable within 60 days.

(12)	Includes 100,000 shares underlying options, to the extent exercisable within 60 days.

(13)	Consists of 562,720 shares issued in the name of WS Opportunity Fund International, Ltd.; 542,358 shares issued in the name of Walker Smith International Fund, Ltd.; 442,406 shares issued in the name of WS Opportunity Fund, L.P.; 413,105 shares issued in the name of WS Opportunity Fund (QP), L.P.; 387,856 shares issued in the name of Walker Smith Capital (QP), L.P.; 214,054 shares issued in the name of HHMI Investments, L.P.; and 60,551 shares issued in the name of Walker Smith Capital, L.P. WS Capital, LLC (“WS Capital”) is the general partner of WS Capital Management, L.P. (“WSC Management”), which is the general partner of Walker Smith Capital, L.P and Walker Smith Capital (QP) L.P., the investment manager and agent and attorney-in-fact for Walker Smith International Fund, Ltd., and the investment manager for HHMI Investments, L.P. WSV Management, LLC (“WSV”) is the general partner of WS Ventures Management, L.P. (“WSVM”), which is the general partner of Walker Smith Opportunity Fund, L.P. and WS Opportunity Fund (QP) L.P. and the investment manager and agent and attorney-in-fact for WWS Opportunity Fund International, Ltd. Reid S. Walker and G. Stacy Smith are principals of WS Capital and WSV, and Patrick P. Walker is a principal of WSV.

(14)	Consists of 750,000 shares issued in the name of Asia Pacific Genesis Venture Capital Funds Ltd.; 500,000 shares issued in the name of Sekai Capital Ltd.; 222,260 shares issued in the name of Global Vision Venture Capital Co., Ltd; 135,343 shares issued in the name of Asia Pacific Century Venture Capital Ltd.; 95,732 shares issued in the name of China Power Venture Capital Co., Ltd; 70,893 shares issued in the name of C&D Capital Corp.; 53,165 shares issued in the name of Nien Hsing International (Bermuda) Ltd.; 48,394 shares issued in the name of Asia Group Worldwide Limited; 39,922 shares issued in the name of STAR Pacific Worldwide Limited; 31,931 shares issued in the name of A&D Capital Corp.; 28,948 shares issued in the name of J&D Capital Corp.; and 23,412 shares issued in the name of CAM-CID Asia Pacific Investment Corp. Mr. Chang is President of the foregoing entities and is deemed to control all of their respective shares holdings.

(15)	Includes 6,225 fully vested shares underlying options exercisable at $1.00 per share and 25,000 shares of common stock granted as restricted stock awards, of which 12,500 have vested and 12,500 are subject to vesting and forfeiture conditions.
Directors, Executive Officers and Significant Employees
     The following table sets forth the names and ages of our current directors, executive officers, significant employees, the principal offices and positions with us held by each person and the date such person became our director, executive officer or significant employee. Our executive officers are appointed by our Board of Directors. Our directors serve until the earlier occurrence of the appointment of his or her successor at the next meeting of shareholders, death, resignation or removal by the Board of Directors. There are no family relationships among our directors, executive officers, director nominees or significant employees.

Person	Age	Position

Stephen C. Kircher	54	Chairman of the Board of Directors, Chief Executive Officer

Larry D. Kelley	62	Director

Timothy B. Nyman	56	Director

Ronald A. Cohan	66	Director

D. Paul Regan	61	Director

Person	Age	Position

Jeffrey G. Winzeler	47	Chief Financial Officer

Bradley J. Ferrell	30	Chief Operating Officer

Alan M. Lefko	60	Vice President Finance and Secretary

Todd R. Lindstrom	41	President of our subsidiary Yes! Solar, Inc.

Eric L. Hafter	50	President of our subsidiary SPIC, Inc.
Biographies
The biographies of Messrs. Kircher, Kelley, Nyman, Cohan and Regan can be found under Proposal 1 — Election of Directors.
Jeffrey G. Winzeler has served as our Chief Financial Officer since December 31, 2007. Previously he served as the President of our wholly owned subsidiary Yes! Solar, Inc. since June 2007. He joined Solar Power, Inc. in January 2007 to form our franchise subsidiary and operations. Previously Mr. Winzeler served as International DisplayWorks, Inc.’s Chief Operating Officer and Chief Financial Officer from January 2005 until January 2007. For 17 years prior to International DisplayWorks, Inc., he served as Group Controller for Intel Corporation in Folsom, California, where he was responsible for all fiscal aspects of the $2 billion Flash memory division, the Controller for the Penang, Malaysia-based Worldwide Assembly division, where he served as manufacturing controller, as controller at Intel’s largest eight-inch wafer manufacturing facility and as operations controller for facilities in Jerusalem and Haifa, Israel. Mr. Winzeler is a graduate of the University of Idaho where he majored in Finance. Mr. Winzeler is not a director of the Company, and does not serve on the Board of Directors of any other company.
Bradley J. Ferrell has served as our Chief Operating Officer and Senior Vice President, Marketing and Sales since August 2006 and is one of the original founders of International Assembly Solutions, Limited (“IAS HK”). Since 2003, Mr. Ferrell was the Vice President of Sales and Marketing for International DisplayWorks, Inc. (IDW). In this role, he directed worldwide sales where he grew revenue from $10 million in 2001 to over $100 million in FY 2006. Mr. Ferrell began working for IDW in 2001 as a Production Coordinator with the primary focus on Hong Kong and China operations. In 2002, he was appointed Domestic Sales Manager. Prior to joining IDW, Mr. Ferrell worked as an analyst in the technology sector of a brokerage firm. Mr. Ferrell received his Bachelor of Arts in Economics from Southern Methodist University.
Alan M. Lefko has served as our Vice President of Finance since December 2006. Mr. Lefko has served as a director of IAS HK since May 2007. From July 2004 through December 2006 Mr. Lefko served as Vice President Finance and Corporate Secretary of International DisplayWorks, Inc, a manufacturer of liquid crystal displays and display modules. From February 2000 to July 2004 Mr. Lefko was Corporate Controller of International DisplayWorks, Inc. From July 1999 to January 2000, Mr. Lefko was the Chief Financial Officer of The Original Bungee Company (“Bungee”) in Oxnard, California, a manufacturer and distributor of stretch cord and webbing products. Mr. Lefko was responsible for the reorganization of Bungee’s financing structure, establishment of an asset based lending program and implementation of cost accounting systems and controls. From 1989 to 1999, Mr. Lefko served as Chief Financial Officer and Controller of Micrologic, a manufacturer and distributor of Global Positioning Systems and Vikay

America, Inc., a subsidiary of Vikay Industrial (Singapore) Limited, based in Chatsworth, California. Mr. Lefko has a BA degree in Business Administration and Accounting from California State University, Northridge, California.
Todd R. Lindstrom has served as President of our wholly owned subsidiary, Yes! Solar, Inc. since December 2007. Prior to this he served as our Vice President of Operations since November 2006. Mr. Lindstrom brings over 18 years of experience in construction and construction-related industries to Solar Power, Inc. From 2001 to 2005, Mr. Lindstrom has been directly involved in the development and financing of over $80 million of photovoltaic solar projects for commercial, residential and government clients throughout California. From 2004 to 2005, Mr. Lindstrom was the Vice President of Sun Power and Geothermal Energy. From 2001 to 2003, Mr. Lindstrom served as Vice President of the Electric and Gas Industry Association. From 1999 to 2001, Mr. Lindstrom worked nationally as Vice President of Dealer Relations for CarsDirect.com. As a founding employee, Mr. Lindstrom was directly involved in the growth of this company from four employees to 625 employees, and over $250 million in annual sales. In 1990 Mr. Lindstrom started his own construction company. To enhance his construction company, Mr. Lindstrom purchased a Floor Coverings International (FCI) franchise, which he quickly developed into the second largest volume franchise in the FCI system. Mr. Lindstrom is an alumnus of California State University, Sacramento where he focused on Marketing and Public Relations.
Eric L. Hafter has served as President of our wholly-owned subsidiary, SPIC, Inc., since December 2007. For the past two years he served as the Senior Director of a consulting business focusing on all aspects of the solar industry. Prior to that he served for over ten years on the board of directors for PowerLight Corporation, where he joined the senior management team as General Manager of European Operations in 2004 and spearheaded PowerLight’s entry into Germany and Southern Europe. Accomplishments during his tenure include the completion of the world’s first ten megawatt PV plant and the development of three major solar power plants located in Germany. In 2005, Mr. Hafter’s team managed the site development and negotiated the sale of an eleven megawatt solar power park to General Electric Energy Finance, which during 2007 became the world’s largest PV output system. Collectively, Mr. Hafter’s experience includes over 25 years of developing large scale renewable energy and commercial property projects, including retail shopping, commercial and residential projects.
Executive Compensation
Compensation Philosophy
     The Compensation Committee (the “Committee”) is charged with the evaluation of the compensation of the executive officers of Solar Power, Inc. and its affiliates (and their performance relative to their compensation) and to assure that they are compensated effectively in a manner consistent with the compensation strategy and resources of the Company, competitive practice, and the requirements of the appropriate regulatory bodies.
     Our Compensation Committee, comprised of independent directors, evaluates and determines compensation philosophy and executive compensation. Our compensation philosophy has the following basic components: (1) establish competitive base salary to attract qualified talent, and (ii) evaluate performance and grant performance-based bonuses that may include equity and cash components. We try to establish executive compensation base salaries to allow us to remain competitive in our industry and to attract and retain executives of a high caliber. Similarly, we try to align a component of annual compensation to performance and achievement of Company objectives in an effort to retain highly motivated executives who are focused on performance. We review other public reports and take into account the compensation paid to executives at similarly situated companies, both within and outside of our industry, when determining and evaluating our compensation philosophy and compensation levels.

Company performance, including, but not limited to, earnings, revenue growth, cash flow, and continuous improvement initiatives is a significant part of our evaluation and compensation levels.
     We do not have any employment agreements, nor do we have severance terms or provisions for executive officers.
Compensation Table
     The following table provides information concerning compensation earned by our former and current named executive officers on a post-merger basis, including the options and restricted stock awards substituted in connection with the Merger. A column or table has been omitted if there was no compensation awarded to, earned by or paid to any of the named executive officers or directors required to be reported in such table or column in the respective fiscal year. As of December 31, 2007, no other executive officer was paid in excess of $100,000.
Summary Compensation Table

							Non-Equity
				Stock			Incentive Plan	All Other
		Salary	Bonus	Awards	Option Awards		Compensation	Compensation
Name and Principal Position	Year	($)	($)	($)	($)		($)	($)		Total
Stephen C. Kircher (1)	2007	$180,000	$20,000	$-0-	$-0-		$-0-	$-0-		$200,000
Chief Executive Officer	2006	$117,693	$-0-	$-0-	$153,200	(2)	$-0-	$-0-		$270,893
and Director

Jeffrey G. Winzeler	2007	$93,750	$40,000	$50,000	$-0-		$-0-	$-0-		$183,750
Chief Financial Officer	2006	$-0-	$-0-	$-0-	$131,800	(7)	$-0-	$-0-		$131,800
and Former President of										—
our wholly-owned subsidiary

Bradley J. Ferrell	2007	$150,000	$32,000	$-0-	$-0-		$-0-	$-0-		$182,000
Chief Sales Officer	2006	$46,731	$-0-	$-0-	$153,200	(5)	$-0-	$-0-		$199,931

Alan M. Lefko	2007	$120,000	$5,000	$-0-	$-0-		$-0-	$-0-		$125,000
Vice President Finance and Secretary	2006	$-0-	$-0-	$-0-	$32,950	(8)	$-0-	$-0		$32,950

Todd R. Lindstrom	2007	$150,000	$22,500	$-0-	$-0-		$-0-	$-0-		$172,500
President of wholly-owned subsidiary	2006	$43,135	$-0-	$-0-	$131,800	(9)	$-0-	$-0-		$174,935

Glenn E. Carnahan (3)	2007	$150,000	$-0-	$50,000	$-0-		$-0-	$37,500	(10)	$237,500
Former Chief Financial	2006	$60,000	$-0-	$-0-	$153,200	(4)	$-0-	$-0-		$213,200
Officer

(1)	On September 5, 2006, Mr. Kircher was appointed as our Chairman. On December 29, 2006, Mr. Kircher was appointed as our Chief Executive Officer.

(2)	Reflects 100,000 service-based options granted to Mr. Kircher to purchase our common stock at an exercise price of $1.00 with a five year vesting term and 100,000 performance based options at an exercise price of $1.00 whose vesting will be determined on December 31, 2010. As of the grant date on December 28, 2007, 50% of the five-year options are vested. The options were fair-valued using the Black-Scholes valuation model.

(3)	On December 29, 2006, Mr. Carnahan was appointed as our Chief Financial Officer. Mr. Carnahan’s services as Chief Financial Officer were terminated on December 31, 2007.

(4)	Reflects 100,000 service-based options to purchase our common stock at an exercise price of $1.00 with a term of 5 years, and 100,000 performance based options at an exercise price of $1.00 which vesting will be determined on December 31, 2010. As of December 28, 2007, 50% of the five-year options are vested. The options were fair-valued using the Black-Scholes valuation model.

(5)	Reflects option grants to Mr. Ferrell of 100,000 service-based options to purchase our common stock at an exercise price of $1.00 with a term of 5 years, and 100,000 performance based options at an exercise price of $1.00 which vesting will be determined on December 31, 2010. As of December 31, 2007, 50% of the five-year options are vested. The options were fair-valued using the Black-Scholes valuation model.

(6)	Reflects a valuation based on share price of private placements made at the time the stock awards were made for restricted shares and estimated fair value of stock options using the Black-Sholes valuation method.

(7)	Reflects 200,000 service-based options granted to Mr. Winzeler to purchase our common stock at an exercise price of $1.00 with a term of 5 years, at an exercise price of $1.00. As December 31, 2007, 50% of the five-year options vested. The options were fair-valued using the Black-Scholes valuation model.

(8)	Reflects options 50,000 service-based options granted to Mr. Mr. Lefko to purchase our common stock at an exercise price of $1.00 with a term of 5 years, at an exercise price of $1.00. As of December 31, 2007, 50% of the five-year options vested. The options were fair-valued using the Black-Scholes valuation model.

(9)	Reflects 200,000 service-based options granted to Mr. Lindstrom to purchase our common stock at an exercise price of $1.00 with a term of 5 years, at an exercise price of $1.00. As of December 31, 2007, 50% of the five-year options vested. The options were fair-valued using the Black-Scholes valuation model.

(10)	Represents severance pay in conjunction with the termination of Mr. Carnahan’s services at the Company on December 31, 2007.
Grants of Plan-Based Awards for 2007
     The following table provides information relating to stock options awarded during the fiscal year ended December 31, 2007:

				All Other Stock
			All Other Stock	Awards: Number of		Grant Date
			Awards: Number of	Securities	Exercise or Base	Value of
		Date of	Shares of Stock or	Underlying Options	Price of Option	Stock Option
Name	Grant Date	Meeting	Units (#)	(#)	Awards ($/SH) (1)	Awards
Glenn E. Carnahan	2/7/2007(2)	2/7/2007	50,000	—	—	$50,000
Jeffrey G. Winzeler	2/7/2007(2)	2/7/2007	50,000	—	—	$50,000
Ronald A. Cohan	12/24/2007(3)	11/14/2007	—	6,225	$3.45	$10,589
D. Paul Regan	12/24/2007(3)	11/14/2007	—	6,225	$3.45	$10,589
Timothy B. Nyman	12/24/2007(3)	11/14/2007	—	6,225	$3.45	$10,589
Larry D. Kelley	12/24/2007(3)	11/14/2007	—	6,225	$3.45	$10,589

(1)	The exercise price of the options is equal to the closing market price of the common stock on the grant date

(2)	The restricted stock award shown vested fully at date of grant and since the Company stock was not trading publically at the time is fair-valued at the per share price of our most recent private placement.

(3)	At the November 14, 2007 meeting of the Independent Directors, the grant date of the stock option award was set as 2 business days following public disclosure of our forthcoming private equity financing, vesting fully on the date of grant.
Outstanding Equity Awards at Fiscal Year End
     The following table summarizes the options awards granted to each of the named executive officer identified above in the summary compensation table above pursuant to our Equity Incentive Plan. No stock options were exercised in the last fiscal year.

Outstanding Equity Awards at Fiscal Year-End

								Awards	Equity
								Equity	Incentive
							Stock	Incentive	Plan
							Market	Plan	Awards:
			Equity			Number	Value	Awards:	Market or
			Incentive			of	of	Number of	Payout
		All Other Stock	Plan			Shares	Shares	Unearned	Value of
	Option	Awards	Awards:			or Units	or Units	Shares,	Unearned
	Number of	Number of	Number of			of Stock	of Stock	Units or	Shares,
	Securities	Securities	Securities			That	That	Other	Units or
	underlying	underlying	Underlying			Have	Have	Rights	Other
	Unexercised	Unexercised	Unexercised	Option	Option	Not	Not	That Have	Rights
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Vested	Vested	Not Vested	That Have
Name	Exercisable	Unexercisable	Options	Price ($)	Date	(#)	($)	(#)	Not Vested

Stephen C. Kircher	33,333 (1)	-0-	116,667 (1)	$1.00	12/28/2011	-0-	-0-	-0-	-0-
Glenn E. Carnahan	50,000 (1)	-0-	-0-	$1.00	03/31/2008	-0-	-0-	-0-	-0-
Bradley Ferrell	50,000 (1)	-0-	150,000 (1)	$1.00	12/28/2011	-0-	-0-	-0-	-0-
Jeffrey G. Winzeler	100,000 (1)	-0-	100,000 (1)	$1.00	12/28/2011	-0-	-0-	-0-	-0-
Alan M. Lefko	25,000 (1)	-0-	25,000 (1)	$1.00	12/28/2011	-0-	-0-	-0-	-0-
Todd R. Lindstrom	100,000 (1)	-0-	100,000 (1)	$1.00	12/28/2011	-0-	-0-	-0-	-0-

(1)	Reflects options granted to Messrs. Kircher, Carnahan, Winzeler, Lefko, Lindstrom and Ferrell 100,000 serviced based five-year options, with the exception of Mr. Lefko who was granted 50,000 service based options, to purchase our common stock at an exercise price of $1.00. As of December 31, 2007, 50% of the options vested. Additionally, Messrs. Kircher, and Ferrell were each granted 100,000 performance-based options to purchase common stock at an exercise price of $1.00 per share, which options shall vest at either 0% or 100% on December 31, 2010, depending on whether certain cumulative revenue goals were met over the four year period.
Long-Term Incentive Plans-Awards in Last Fiscal Year
     We do not currently have any long-term incentive plans.
Compensation of Directors
     All our non-employee directors earned director compensation in 2007 in the form of quarterly retainers and committee chairman retainers as set forth in the following table:

Quarterly retainer	$3,000
Annual Audit Committee Chairman	$5,000
Annual Audit Committee Vice Chairman	$2,500
Compensation Committee Chairman	$3,000
Governance & Nominating Committee Chairman	$3,000
     In addition, we reimburse our directors for their reasonable expenses incurred in attending meetings of the Board and its committees.
     Additionally, each of our independent Directors received 25,000 restricted shares of our common stock when they joined the Board that vest 25% over four years beginning on December 28, 2006. In December 2006, each independent Director received 6,225 options to purchase shares of our common stock at $3.45 per share, the closing price of our common stock on NASDAQ OTCBB on December 24, 2006, date of grant.
Director Compensation
     The following table sets forth the compensation received by each of the Company’s non-employee Directors. Each non-employee director is considered independent under NASD listing standards.

Stephen C. Kircher, the Chief Executive Officer of the Company is the Chairman of the Board of Directors and received no additional compensation for serving on the Board. His compensation is described in the Summary Compensation Table above.

				Non-Equity	Nonqualified
	Fees Earned or Paid	Stock	Option	Incentive Plan	Deferred	All Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

Timothy B. Nyman	16,761	-0-	10,589	-0-	-0-	-0-	27,350
Ronald Cohan	28,633	-0-	10,589	-0-	-0-	-0-	39,222
D. Paul Regan	23,745	-0-	10,589	-0-	-0-	-0-	34,334
Larry D. Kelley	16,761	-0-	10,589	-0-	-0-	-0-	27,350
Committees of the Board of Directors
     Our Board of Directors consists principally of independent directors, as determined by Rule 4200 of the National Association of Securities Dealers’ (NASD) listing standards. Further, the Board of Directors operates under a Board Governance Policy, that can be viewed at the Company website www.solarpowerinc.net. In addition, the Board of Directors has created the following committees, the members of which are independent. The Board of Directors met five times during our 2007 fiscal year, and each member of the Board attended all meetings.
Audit Committee & Audit Committee Report
     The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee Charter was filed as Appendix C to the fiscal 2006 proxy statement. The Audit Committee consists of three independent directors as determined by NASD listing standards. The Audit Committee met three times in fiscal year 2007, and all members of the Audit Committee attended all meetings held.
     Audit Committee Financial Expert. The members of the Audit Committee are Mr. D. Paul Regan (Audit Committee Chairman), Mr. Ronald A. Cohan and Mr. Larry D. Kelley. Mr. D. Paul Regan is independent and qualified as an Audit Committee Financial Expert.
     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.
     The Audit Committee discussed with the independent auditors, the auditors’ independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

     After review and discussions mentioned above, the Board recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB.
Audit Committee
D. Paul Regan
Ronald A. Cohan
Larry D. Kelley
Compensation Committee
     The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company’s stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The members of the Compensation Committee are Mr. Ronald A. Cohan (Compensation Committee Chairman), Mr. Timothy B. Nyman and Mr. Larry D. Kelley. The Compensation Committee Charter was filed as Appendix D to the fiscal 2006 proxy statement. The Compensation Committee seeks input on certain compensation policies from the Chief Executive Officer, and reviews comparable compensation of similarly situated companies in related industries in determining compensation. The Compensation Committee has delegated authority to the executive team with respect to compensation awards pursuant to written plans and guidelines. These guidelines were approved by the Compensation Committee and the Board of Directors. The Compensation Committee met one time during fiscal year 2007, and each member of the Compensation Committee attended all meetings.
Governance & Nominating Committee
     The Governance & Nominating Committee prepares governance guidelines and makes recommendations to our Board of Directors with respect to modification of those policies, assessment of potential new board members backgrounds and qualifications, and annual review of existing members, review and assessment of any waivers under our Ethics Policy, and reviews and makes recommendations with respect to any shareholder proposals. The members of the Governance & Nominating Committee are Mr. Ronald A. Cohan and Mr. Timothy B. Nyman. The Governance and Nominating Committee Charter was filed as Appendix E to the fiscal 2006 proxy statement The Governance & Nominating Committee met one time during our fiscal year 2007, and all members of the committee attended all meetings held.
     Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the growing industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.
     In carrying out its responsibilities, the Governance & Nominating Committee will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our Bylaws. According to our Bylaws, nominations of persons for election to the Board may be made by any stockholder of the Company, entitled to vote for the election of directors at a meeting, who complies with the following notice procedures. Such nominations, other than those made by or at the direction of the board of directors, shall be made by timely notice in writing to the secretary of the corporation. To be timely, a stockholder’s notice must be delivered or mailed to and received at the registered office of the corporation not less than 30 days prior to the date of the meeting; provided, in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, to be timely, a stockholder’s notice must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed. Such stockholder’s notice shall set forth (a) as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as it appears on the corporation’s books, and (ii) the class and number of shares of the corporation’s capital stock that are beneficially owned by such stockholder.
     Proposals for candidates to be evaluated by the Board must be sent to the Corporate Secretary, 1115 Orlando Avenue, Roseville, CA 95661-5247.
     Shareholders may send communications to the Board by mail to the Chairman of the Board, Solar Power, Inc., 1115 Orlando Avenue, Roseville, California 95661.
Section 16 Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of the Company on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish us with copies of all Section 16(a) reports they file. We believe that all reports required by section 16(a) for transactions in the year ended December 31, 2007, were timely filed with the exception of one Form 5 by our CEO reporting shares of our common stock transferred from his family trust to his family foundation on December 28, 2007.
Certain Relationships and Related Transactions and Director Independence
     On March 30, 2005, we purchased a pool of sub-prime auto loans with a pay-off balance of $126,302 from Village Auto, LLC, an affiliate of the Mr. Freiheit, our former President, Director and Chief Executive Officer, for $107,357. The purchase price was 85% of the loan pool’s pay-off balance. The seller of the pool is required to repurchase loans that become 90 days delinquent. The average loan had a principal balance of approximately $4,708 with an average annual percentage interest rate of approximately 21.54%. The remaining terms of the loans range from 6 to 46 months. We have contracted with Accredited Adjusters, LLC, to service and administer the loans for a monthly fee equal to 1/2% of the outstanding principal balance. Accredited Adjusters is an affiliate of Mr. Freiheit. In connection with the servicing of the auto loans, we have paid Accredited Adjusters, LLC $4,000, and have a liability of $909 for services rendered during 2005. The fee for the six months ended June 30, 2006 for servicing the loans was $1,455. The fee for the period from March 30, 2005 through December 31, 2005 for servicing the loans was $4,909. At June 30, 2006, we owed Accredited Adjusters, LLC $365 for services rendered. Additionally, Accredited Adjusters, LLC owes us $215 for loan proceeds collected, but not remitted to us by June 30, 2006. During the three months and the nine months ended September 30, 2006, we incurred consulting fees with Village Auto, LLC, a related party, in the amount of $6,800 and $10,000, respectively. At September 30, 2006, we also had a receivable from Village Auto, in the amount of $515, in connection with the repurchase of a delinquent loan. On December 29, 2006 we sold the auto loans to Village Auto, LLC for a total purchase price of $12,693.50, which represented 50% of the loan pools payoff balance as of September 30, 2006. The purchase price was paid in cash. In addition, we terminated all arrangements with Village Auto, LLC and its affiliates, relating to servicing or administration of auto loans.
     From March to September 2005, we paid rent in the amount of $1,800 per month to Liberty Associates Holdings, LLC, our former principal stockholder and an affiliate of Mr. Freiheit, our former director, President and Chief Executive Officer for the use of certain office space. From October to December 2005, we paid an increased amount of $2,300 per month. Total rental expense for the year ended December 31, 2005 and the nine months period ended September 30, 2006 was $19,500, and $12,600 respectively.
     On July 28, 2005, we loaned $100,000 to Paxton Energy, Inc. (Paxton), a related party through common ownership and common management. The note bore interest at 12% per annum, was payable on demand, and was secured along with other lenders by all of the assets of Paxton. In November 2005, our former president purchased the loan and accrued interest of $3,288 from us and in turn we assigned the demand note to him.
     In 2005, Mr. Landa, our former Director and Secretary and Mr. Smith, our former Director, Vice President and Treasurer, each received 16,667 shares of our common stock valued at $12,500 for consulting services rendered to us. In addition in 2005, Pamplona, Inc. of which Mr. Landa is President and Director and Mr. Smith, is also Vice-President and Director, received 33,333 shares of our common stock valued at $25,000 for services rendered in 2005.
     On August 9, 2006, Mr. Strasser, our former President and Director, purchased 156,214 shares of our common stock for $50,000; Tats, LLC, a family-controlled entity of Mr. Smith, our former Vice-President, Treasurer and Director, purchased 62,485 shares of our common stock for $20,000; and Mr. Landa, our former Director and Secretary, purchased 62,485 shares of our common stock for $20,000.
     Mr. Smith, our former Director, Vice-President and Treasurer, has provided us with legal services prior to and after his appointment as our former Director, Vice President and Treasurer. Legal costs paid to Mr. Smith were $23,700 during the year ended December 31, 2005 and $62,375 during 2006. In January 2007 Mr. Smith received $5,200 for legal services rendered in December 2006.
On August 23, 2006, we entered into an Agreement and Plan of Merger, as amended by that First Amendment to the Agreement and Plan of Merger dated October 4, 2006, the Second Amendment to the Agreement and Plan of Merger dated December 1, 2006 and the Third Amendment to the Agreement and Plan of Merger dated December 21, 2006 (the “Merger Agreement”) with SPI, Welund Acquisition Corp., a Nevada corporation and our wholly-owned subsidiary. The Merger was consummated on December 29, 2006, pursuant to which SPI became our wholly owned subsidiary. In connection with the Merger we issued an aggregate of 14,500,000 shares of our restricted common stock to the existing shareholders of SPI. Each share of common stock of SPI was cancelled and exchanged for one share of our common stock. As a result, Mr. Kircher, our Chief Executive Officer and Director who was also the Director and Chief Executive Officer of SPI, became the beneficial owner of 8,125,000 shares of our common stock, including 2,000,000 shares issued to trusts held for benefit of his sons, and shares issuable upon the exercise of vested options; and Mr. Moore, the Vice President of Manufacturing of SPI, became the beneficial owner of 4,125,000 shares of our common stock, excluding unvested options to purchase 150,000 shares of our common stock. In addition, 2,000,000 of SPI options were substituted by awards of restricted stock and options to purchase shares of our common stock at $1.00 per share with the options having a term of five years and the restricted stock awards vesting over a period of three years. As a result of the substitution, Messrs. Kircher, Carnahan, Moore and Ferrell have each been granted the option to purchase one hundred thousand (100,000) shares of our common stock. The options are exercisable at $1.00 per share, will vest over a period of three (3) years and have a term of five (5) years. In addition, Messrs. Kircher, Carnahan, Moore and Ferrell were each also granted performance-based options to purchase stock. Messrs. Kircher, Carnahan, Moore and Ferrell each received the option to purchase one hundred thousand (100,000) shares of our common stock, which options will vest at either zero percent (0%) or one hundred percent (100%), such vesting to be determined on December 31, 2010 (the “Determination Time”). The vesting determination will be based on certain annual revenue performance goals of the Company. The performance goals will be determined on a cumulative basis at the Determination Time, to account for any year-to-year discrepancies in meeting each annual performance goal. In addition, Mr. Lefko was granted options to purchase fifty thousand (50,000) shares of our common stock, at an exercise price of $1.00 per share, which options vest over a period of three (3) years and have a five (5) year term. In addition, as a result of the substitution, Messrs. Cohan, Mr. Regan, Mr. Kelley, Mr. Nyman were each granted restricted stock awards of 25,000 shares of our common stock, of which awards, 6,250 shares have vested.
     In July, August and September 2006, our wholly owned subsidiary SPI, issued five demand promissory notes for an aggregate principal amount of $320,000 bearing an interest rate of eight percent (8%) per annum, to Mr. Kircher, our Director and Chief Executive Officer who was also the Director and Chief Executive Officer of SPI at such time. The promissory notes were issued in connection with advances provided by Mr. Kircher to SPI to be used for working capital.
     In August and September 2006, we loaned SPI an aggregate amount of $200,000 (“Unsecured Loans”). The notes were due on demand and bear interest at 8% per annum. As a result of the Merger, the amount of indebtedness owed to us by SPI has been eliminated through consolidation. In connection with the Unsecured Loans, we required that Mr. Kircher, our director and Chief Executive Officer, enter into a Subordination Agreement dated August 31, 2006 with us, as amended by that certain Addendum to the Subordination Agreement dated September 6, 2006, pursuant to which Mr. Kircher agreed to subordinate any outstanding indebtedness owed to him by SPI to the indebtedness owed to us by SPI as represented by the Unsecured Loans.
     On September 5, 2006, Mr. Kircher was appointed as our Chairman. At the time of Mr. Kircher’s appointment he was the Chairman of the Board of Directors and Chief Executive Officer of SPI. In connection with the merger with SPI, we had appointed a Special Merger Committee consisting of Mr. Strasser, Mr. Smith, and Mr. Landa, which has the power to deal with all merger matters with SPI without the participation or vote of Mr. Kircher.
     On September 19, 2006, we entered into a Credit Facility Agreement and a Security Agreement (the “Loan Documents”) with SPI, pursuant to which we agreed to grant SPI a revolving credit line of up to Two Million Dollars ($2,000,000) (the “Credit Facility”). Under the terms of Loan Documents, with the exception of certain permitted liens, we were granted a first priority security interest in all of SPI’s assets owned now or in the future. Any advances under the Credit Facility bear an interest rate equal to eight percent (8%) simple interest per annum. Unless otherwise extended under the Loan Documents, the maturity date for any and all advances is March 31, 2007 and the Credit Facility is available until February 28, 2007. On November 3, 2006, we entered into a First Amendment to the Credit Facility pursuant to which we agreed to increase the existing revolving credit line from $2,000,000 to $2,500,000. As of November 30, 2006, we have loaned SPI an aggregate amount of $2,500,000 under the Credit Facility. As a result of the Merger, the amount of indebtedness owed to us by SPI has been eliminated through consolidation.

     Prior to the Merger, SPI entered into an Agreement and Plan of Merger with Dale Renewables Consulting, Inc., a California corporation (“DRCI”), and its related parties, pursuant to which it was contemplated that SPI would merge with and into DRCI and become the surviving corporation integrating DRCI’s photo-voltaic marketing, sales and installation business in Northern California into SPI’s business (the “DRCI Merger”). In connection SPI’s merger with DRCI on November 15, 2006, we made a separate loan to SPI for $1,446,565 to fund the purchase of DRCI. The note is payable on demand and provides for interest at the rate of 8% per annum. As a result of the Merger, the amount of indebtedness owed to us by SPI has been eliminated through consolidation.
     In September and October 2006, the following directors, director nominees, and executive officers, and family members of such individuals participated as investors in our private placement for up to 16,000,000 shares of our common stock at $1.00 per share: Mr. Strasser, our former director and president, purchased 225,000 shares of common stock for $225,000; Mr. Smith, our former director, Vice President and Treasurer, purchased 100,000 shares for $100,000; Mr. Landa, our former director and Secretary, purchased 75,000 shares of common stock for $75,000; Mr. Nyman, our director, purchased 450,000 shares of our common stock for $450,000; a trust controlled by Terry and Marty Nyman, relatives of Mr. Nyman, our director, purchased 50,000 shares of common stock for $50,000; a trust controlled by Mr. Kelley, our director, purchased 500,000 shares of common stock for $500,000; Mr. Regan, our director, purchased 100,000 shares of common stock for $100,000; a trust controlled by Mr. Cohan, our director, purchased 100,000 shares of common stock for $100,000; Mr. Carnahan, our Chief Financial Officer purchased 50,000 shares of common stock for $50,000; entities controlled by Reid Walker, G. Stacy Smith and Patrick P. Walker purchased an aggregate of 2,500,000 shares of our common stock for $2,500,000; and entities controlled by Steven CY Chang purchased an aggregate of 2,000,000 shares of our common stock for $2,000,000.
Legal Proceedings
     There are no material legal proceedings to which any of our directors, officers or affiliates, or any owner of record or beneficially of more than 5% of our outstanding common stock, or security holder is a party adverse to us or has a material interest adverse to us.
Relationship with Independent Registered Public Accounting Firm
     We retained the firm of Hansen, Barnett & Maxwell as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2005. As discussed above, under Proposal 4 — Ratification of Appointment of Independent Registered Public Accountants, we have appointed Macias, Gini & O’Connell LLP (“Macias”) as our independent registered public accounting firm for our fiscal year 2007. We expect a representative of Macias to be present at the Annual Meeting of Shareholders, and the representative will have an opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.
Principal Accountant Fees and Services
     The following table shows the fees paid or accrued by us for service through December 31, 2007 for the audit and other services provided Macias Gini & O’Connell LLP (“Macias”), Hansen, Barnett & Maxwell, PC (“Hansen”), and BDO McCabe Lo Limited (“BDO”) and for tax services provided by Wealth and Tax Advisory Services, Inc. (“WTAS”) for the fiscal periods shown.

	December 31. 2007				December 31. 2006
	Macias	Hansen	WTAS	BDO	Macias	Hansen	BDO
Audit fees	$209,822	$—	$—	$113,000	$179,390	$8,285	$104,000
Audit-related fees	232,164	—	—	85,780		7,256	6,500
Tax Fees	—	2,086	72,620			552	—
All other fees	7,325	25,879		—		—	—

Total	$449,311	$27,965	$72,620	$198,780	$179,390	$16,093	$110,500

     Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by the above auditors in connection with statutory and regulatory fillings or engagements.
     Audit related fees consist of assurance and related services that are reasonably related to the performance of audit or review of our financial statements related to our SEC filings.
     Tax Fees shown above all related to the preparation of our corporate tax returns.
All Other Fees
     The Audit Committee pre-approves all audit and non-audit services to be performed by the independent registered public accounting firm. The Audit Committee pre-approved 100% of the audit, audit-related and tax services performed by the independent registered public accounting firm in fiscal 2007. The percentage of hours expended on the principal accountant’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
Code of Ethics
     We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available at our website at www.solarpowerinc.net.
Stockholder Proposals
     Proposals by shareholders intended to be presented at the 2009 Annual Meeting of Shareholders must be received by us not later than February 28, 2009, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.
     For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if we (a) receive notice of the proposal before the close of business on April 1, 2009, and advise shareholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal prior to the close of business on April 1, 2009.
     Notices of intention to present proposals at the 2009 Annual Meeting should be addressed to the Corporate Secretary, Solar Power Inc., 1115 Orlando Avenue, Roseville, California 95661. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Additional Information
     The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, including audited financial statements, has been mailed to shareholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. We are required to file annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by visiting the SEC’s Public Reference 100 F Street, N.E., Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC’s website at www.sec.gov.
     Additional copies of our Annual Report on Form 10-KSB filed with the SEC for the fiscal year ended December 31, 2007 will be provided to shareholders without charge upon request. Shareholders should direct any such requests to Solar Power, Inc., 1115 Orlando Avenue, Roseville, California 95661-5247, Attention: Alan M. Lefko, Vice President Finance and Secretary.
OTHER BUSINESS
     We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.
     ALL SHAREHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By	Order of the Board of Directors

/s/ Alan M. Lefko
Alan M. Lefko, Corporate Secretary
April 14, 2008

PROXY	PROXY
Solar Power, Inc.
1115 Orlando Avenue
Roseville, California 95661
Telephone: (916) 745-0900
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
     The undersigned hereby appoints Steve Kircher and Jeffrey Winzeler as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Solar Power, Inc. held of record by the undersigned as of April 7, 2008, at the Annual Meeting of Shareholders to be held at Solar Power, Inc. Corporate Headquarters, 1115 Orlando Avenue, Roseville, California 95661-5247, at 10:00 a.m., (PDT), on May 8, 2008, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.
PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. ☑
1.	Election of Directors to serve until the Annual Meeting of Shareholders for the fiscal year 2008.

Nominees
Steve C. Kircher	☐ FOR	☐ WITHHOLD AUTHORITY
Larry D. Kelley	☐ FOR	☐ WITHHOLD AUTHORITY
D. Paul Regan	☐ FOR	☐ WITHHOLD AUTHORITY
Timothy Nyman	☐ FOR	☐ WITHHOLD AUTHORITY
Ronald A. Cohan	☐ FOR	☐ WITHHOLD AUTHORITY
2.	To ratify the appointment of Macias, Gini & O’Connell LLP as the Company’s independent registered accounting firm for the 2008 fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL ONE.
THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated: _______________, 2008

NAME OF REGISTERED STOCKHOLDER

SIGNATURE

PRINT NAME OF SIGNATORY

PRINT TITLE

NAME OF REGISTERED STOCKHOLDER

SIGNATURE

PRINT NAME OF SIGNATORY

PRINT TITLE
Common Stock
Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.